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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-3 of our report dated February 18, 2000, except as to Note 15 which is as of March 30, 2000, relating to the financial statements of Eclipsys Corporation, which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.



/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Atlanta, Georgia
January 2, 2001